EXHIBIT 21
KENNEDY-WILSON HOLDINGS, INC.
LIST OF SUBSIDIARIES

Subsidiary	Incorp.
300 California Partners, LLC	Del/CA
68-540 Farrington LLC	Del
900 Fourth Avenue Property LLC	Del/WA
BASGF II - 300 California LLC (formerly KW Fund II - Palm Desert)	Del/CA
BASGF II - Richmond, LLC	Del
Bay Area Smart Growth Fund II, LLC	Del/CA
Bay Fund Opportunity LLC	CA
Capri/KW Serenade LLC	Del/CA
Corporate Oaks, Inc.	DE
Cypress Pointe Investment Corp	CA
Cypress Pointe Investment, LLC	CA
Dillingham Ranch Aina LLC	Del
Downtown Grill Investors, LLC	CA
DR Partners, LLC	DE
DV Estates Corp.	CA
Fairways 340 Corp	Del
Fairways 340,LLC	Del
Fifth and Madison, LLC	Del/CA
Glendora Partners	CA
Glendora Partners Member LLC	CA
Guardian KW NOHO LLC	Del/CA
Guardian KW Santa Maria Land Partners, LLC	Del/CA
Guardian/KW Blossom Hill, LLC	Del
Guardian/KW NOHO Manager, LLC	Del/CA
Japan Ventures, LLC	Del
Kenedix GP, LLC	Del
Kennedy Capital Trust I	Del
Kennedy Wilson 145 Fairfax Partners, LLC	Del/CA
Kennedy Wilson 145 Fairfax, LLC	Del/CA
Kennedy Wilson 16501 Ventura Partners, LLC	Del/CA
Kennedy Wilson 16501 Ventura, LLC	CA
Kennedy Wilson Auction Group, Inc.	CA
Kennedy Wilson Capital	CA
Kennedy Wilson Condominium Management	FL/Del
Kennedy Wilson Fund Management Group, LLC	CA
Kennedy Wilson Inc, Nevada	Nev
Kennedy Wilson Overseas Investments,Inc	Del
Kennedy Wilson Real Estate Fund IV, LP	Del/CA
Kennedy-Wilson Austin Inc.	TX/OK
Kennedy-Wilson Advisers	Del
Kennedy-Wilson Florida Management Inc.	Del
Kennedy-Wilson Holdings, Inc.	DE
Kennedy-Wilson International	CA
Kennedy-Wilson International of New York Inc.	N.Y.
Kennedy-Wilson Investments, LLC	CA

KENNEDY-WILSON, INC.
LIST OF SUBSIDIARIES - CONTINUED

Subsidiary	Incorp.
Kennedy-Wilson Nevada Management, Inc.	Del
Kennedy-Wilson Ohio Management, Inc.	Del
Kennedy-Wilson Pennsylvania Management, Inc.	Del
Kennedy-Wilson Properties Ltd	Del
Kennedy-Wilson Properties Northwest, Ltd	Wash.
Kennedy-Wilson Properties of Arizona Ltd.	AZ
Kennedy-Wilson Properties of Dallas	TX
Kennedy-Wilson Properties of Texas Ltd.	TX
Kennedy-Wilson Properties, Ltd	ILL.
Kennedy-Wilson Property Equity II, Inc.	Del
Kennedy-Wilson Property Equity III, Inc.	Del/CA
Kennedy-Wilson Property Equity, Inc.	Del
Kennedy-Wilson Property Services II, Inc.	Del
Kennedy-Wilson Property Services III GP, LLC	Del/CA
Kennedy-Wilson Property Services III, LP	Del/CA
Kennedy-Wilson Property Services IV, GP, LLC	Del/CA
Kennedy-Wilson Property Services IV, L.P.	Del/CA
Kennedy-Wilson Property Services, Inc.	Del
Kennedy-Wilson Property Special Equity II, Inc.	Del
Kennedy-Wilson Property Special Equity III, LLC	Del/CA
Kennedy-Wilson Property Special Equity IV, LLC	Del/CA
Kennedy-Wilson Property Special Equity, Inc	Del
Kennedy-Wilson Tech, Ltd	CA
Kennedy-Wilson, Inc.	Del
Kohanaiki Shores LLC	Del
KS Developers LLC	Hawai
KW 1901 Corp.	CA
KW 1901 Newport Parking Associates, Inc	CA
KW 21 LLC	HI
KW 2390 Faraday LLC	Del/CA
KW 300 California LLC	Del/CA
KW 300 California Manager, LLC	Del/CA
KW 900 Fourth Property Executives, LLC	CA
KW 9301 Partners, LLC	Del/CA
KW 9301 Wilshire Capital, LLC	Del/CA
KW 9301, LLC	Del/CA
KW Alameda LLC	Del
KW Alameda Member LLC	CA,Del
KW America Multifamily Manager, LLC	CA
KW Anaheim Land Partners LLC	Del/CA
KW Anaheim Manager LLC	Del/CA
KW Armacost, LLC	Del
K-W Austin I, Inc.	Del
KW BASGF II Executives, LLC	CA
KW BASGF II Manager, LLC	Del/CA
KW Blossom Hill Executives, LLC	CA
KW Blossom Hill Manager, LLC	Del/CA

KENNEDY-WILSON, INC.
LIST OF SUBSIDIARIES - CONTINUED

Subsidiary	Incorp.
KW Blossom Hill, LLC/Guardian	Del
KW Club Palisades Manager, LLC	Del/WA
KW Club Palisades, LLC	Del/WA
KW Copeland, LLC	Del/CA
KW Davis LLC	CA,Del
KW Del Mar LLC.	CA
KW Dillingham Aina LLC	Del
KW EU Loan Partners I, LLC	Del
KW Executives Loan Partners I, LLC	CA
KW Executives Pacifica Partners, LLC	CA
KW Executives Richmond, LLC	CA
KW Federal Way Equity, LLC	Del
KW Federal Way, LLC	Del/WA
KW Fruitdale Equity, LLC	Del/CA
KW Fruitdale, LLC	Del/CA
KW Fund I - Carlsbad 1, General Partner LLC	Del
KW Fund I - 1 Carlsbad, LP	Del/CA
KW Fund I - 300 California LLC	Del
KW Fund I - 900 Fourth LLC	Del
KW Fund I - Fifth and Madison, LLC	Del
KW Fund I - Hegenberger General Partner LLC	Del/CA
KW Fund I - Hegenberger LP	DelCA
KW Fund I - One Tech LLC	Del
KW Fund II - Burbank Executive Plaza, LLC	Del/CA
KW Fund II - 1860 Howe General Partner LLC	Del/CA
KW Fund II - 1860 Howe LP	Del/CA
KW Fund II - 300 California LLC	Del
KW Fund II - 303 North Glenoaks, LLC	Del/CA
KW Fund II - 333 North Glenoaks, LLC	Del/CA
KW Fund II - 6100, LLC	Del/CA
KW Fund II - 7060 Hollywood, LLC	Del/CA
KW Fund II - Baxter Way LLC	Del
KW Fund II - Baxter Way LLC (Formely 201 Figueroa)	Del
KW Fund II - One Tech LLC	Del
KW Fund II Howe CC General Partner LLC	Del
KW Fund II Howe CC LP	Del
KW Fund II Metro Center General Partner, LLC	Del
KW Fund II Metro Center LP	Del/CA
KW Fund III - (QP-A) - Bayside LLC	Del/CA
KW Fund III - (QP-A) - Cascade Ridge, LLC	Del
KW Fund III - (QP-A) - Club Palisades, LLC	Del
KW Fund III - (QP-A) - College Square, LLC	Del/CA
KW Fund III - (QP-A) - Petaluma, LLC	Del
KW Fund III - (QP-A) - Walnut Creek, LLC	Del/C A
KW Fund III - (QP-A) San Jose, LLC	Del/C A
KW Fund III - (QP-A)-Kiahuna, LLC	Del/HI
KW Fund III - 303 North Glenoaks, LLC	Del/CA

KENNEDY-WILSON, INC.
LIST OF SUBSIDIARIES - CONTINUED

Subsidiary	Incorp.
KW Fund III - 333 North Glenoaks, LLC	Del/CA
KW Fund III - 6100, LLC	Del/CA
KW Fund III - Bayside, LLC	Del/CA
KW Fund III - Burbank Executive Plaza, LLC	Del/CA
KW Fund III - Cascade, LLC	Del
KW Fund III - Club Palisades, LLC	Del
KW Fund III - College Square, LLC	Del/CA
KW Fund III - Cypress Pointe, LLC (formerly Fund III - Mercury)	Del/CA
KW Fund III - Kiahuna, LLC	Del/HI
KW Fund III - Kona LLC	Del
KW Fund III - Petaluma, LLC	Del
KW Fund III - Plum Canyon, LLC	Del/CA
KW Fund III - Richmond LLC	Del/CA
KW Fund III - Richmond LLC	Del/CA
KW Fund III - Rutherford, LLC	Del
KW Fund III - San Jose, LLC	Del/CA
KW Fund III - Walnut Creek, LLC	De./CA
KW Fund IV - 145 Fairfax, LLC	Del/CA
KW Fund IV - 16501 Ventura, LLC	Del/CA
KW Fund IV - 9301 Wilshire LLC	Del/CA
KW Fund IV - Hilltop, LLC	Del
KW Fund IV - Kohanaiki, LLC	Del/CA
KW Fund IV - Telstar, LLC	Del/CA
KW Fund IV - Warner Atrium, LLC	Del/CA
KW Fund IV - Westview Height 66, LLC	Del/Or
KW Fund IV - Westview Heights, LLC	Del/Or
KW Funds - 303 North Glenoaks Manager, LLC	Del/CA
KW Funds - 303 North Glenoaks, LLC	Del/CA
KW Funds - 333 North Glenoaks Manager, LLC	Del/CA
KW Funds - 333 North Glenoaks, LLC	Del/CA
KW Funds - 6100 Wilshire Manager, LLC	Del/CA
KW Funds - 6100 Wilshire, LLC	Del/CA
KW Funds - Burbank Executive Plaza LLC	Del/CA
KW Funds - Burbank Executive Plaza Manager, LLC	Del/CA
KW Funds - Carlsbad 1, LP	Del
KW Funds - Club Palisades LLC	Del
KW Funds - One Technology, LLC	Del/TX
KW Funds - Petaluma, LLC	Del
KW Funds - San Jose 1, LLC	Del/CA
KW Hawaii Development LLC	CA,Hawaii
KW Hawaii Executives, LLC	CA
KW Hawaii, Inc.	CA/Del
KW Hidden Creek, LLC	Del/CA
KW Hilltop Executives, LLC	CA
KW Hilltop Manager, LLC	Del
KW Indigo Land, LLC	Del/WA
KW Indigo Manager, LLC	CA

KENNEDY-WILSON, INC.
LIST OF SUBSIDIARIES - CONTINUED

Subsidiary	Incorp.
KW Indigo, LLC	Del
KW Investment Adviser, LLC	Del/CA
KW Ireland, LLC	Del
KW James Street LLC	Del/WA
KW James Street Manager, LLC	Del/WA
KW James Street Member, LLC	CA
KW Kiahuna, LLC	DE/HI
K-W Kohanaiki Group, Inc.	CA
K-W Kohanaiki LLC	CA
KW Kohanaiki Shores Member, LLC	Del/CA
KW Kona Investors Manager, LLC	Del/CA
KW Kona Investors, LLC	Del/CA
KW Kona LLC	Hawai
KW Loan Partners I, LLC	Del
KW Loan Partners II - KLP II Andreas LLC	Del/CA
KW Loan Partners II LLC	CA
KW Loan Partners III, LLC	Del
KW Loan Partners II-Paramount LLC	CA
KW Loan Partners IV, LLC	Del/CA
KW Loan Partners V	Del
KW Majestic East (Japan)	Del
KW Majestic West	Del
KW MDR Executives, LLC	CA
KW MDR LLC	Del
KW Mercury Executives, LLC	CA
KW Mill Creek Executives LLC	CA
KW Mill Creek Property Manager LLC	CA
KW Montclair Executives, LLC	CA
KW Montclair, LLC	Del
KW Multi-Family Management Group, LLC	CA
KW Napa LLC	Del
KW NOHO Executives, LLC	CA
KW NOHO LLC	Del
KW NWLA CDF I Manager LLC	Del
KW One Baxter Way VI, LLC	Del
KW One Tech Executives, LLC	CA
KW Paramount GP, LLC	Del
KW Paramount Investors, LLC	CA
KW Paramount Member, LLC	CA
KW PCCP Del Mar , LLC	Del
KW PCCP Montclair, LLC	Del
KW Petaluma Investors LLC	Del/CA
KW Petaluma Executives, LLC	CA
KW Petaluma Manager, LLC	Del/CA

KENNEDY-WILSON, INC.
LIST OF SUBSIDIARIES - CONTINUED

Subsidiary	Incorp.
KW Pinole, LLC	CA,Del
KW Portfolio 900 Fourth Property Manager LLC	Del
KW Portfolio Fifth and Madison Property Manager, LLC	Del
K-W Portfolio Group I, Inc.(used for Cargill investments)	Del
KW Portfolio Property Manager LLC	Del
KW Portfolio XI Manager LLC	Del
KW Portfolio XII Manager LLC	Del
KW Portfolio XIII Manager LLC	Del/CA
KW Portfolio XIII, LLC	Del
K-W Properties	CA
KW Property Fund II, LP	Del/CA
KW Property Fund III (QP-A) L.P.	Del
KW Property Fund III (QP-A), LP	Del
KW Property Fund III, LP	Del/CA
KW Prospect Holding Partnership	CA
KW Ravenswood Equity LLC	CA
KW Ravenswood Executives LLC	CA
KW Ravenswood LLC	Del/CA
KW Ravenswood Member LLC	Del/CA
KW Redmond Manager, LLC	Del
KW Redmond, LLC	Del
KW Residential Group, Inc.	CA
KW Residential, LLC formerly Chipwell, LLC	Del
KW Richmond, LLC	Del
K-W Santiago Inc.	CA
KW Serenade Manager, LLC	Del/CA
KW Summer House Executives, LLC	Del/CA
KW Summer House Manager, LLC	Del/CA
KW Sunrise Carlsbad, LLC	Del/CA
KW SV Investment West Coast, LLC	Del
KW Telstar Partners, LLC	Del/CA
KW Telstar, LLC	Del/CA
KW UK Loan Partners, LLC	Del
KW UR Investments 1, LLC	Del
KW UR Investments 2, LLC	Del
KW Valencia Group, Inc.	CA
KW Warner Atrium Manager, LLC	Del/CA
KW Warner Atrium Partners, LLC	Del/CA
KW Warner Atrium, LLC	Del/CA
KW Western Fund Executives, LLC	CA
KW Western Fund II, LLC	Del/CA
KW Western Fund Manager, LLC	CA
KW/HFC Paramount, LLC	Del
KW/HFC Paramount, LP	Del

KENNEDY-WILSON, INC.
LIST OF SUBSIDIARIES - CONTINUED

Subsidiary	Incorp.
KW/WDC Apartment Portfolio LLC	Del
KW/WDC Beaverton LLC	Del/OR
KW/WDC Executives LLC	Del
KW/WDC Portfolio Executives, LLC	Del
KW/WDC Portfolio Member LLC	Del
KW/WDC Sacramento LLC	Del
KW/WDC Vallejo LLC	Del
KW/WDC West Campus, LLC	Del
KW/WDC Westmoreland, LLC	Del
KWF Executive II, LLC	CA
KWF Executives I, LLC	CA
KWF Executives III, LLC	CA
KWF Executives IV, LLC	CA
KWF Executives V, LLC	CA
KWF Investors I, LLC	Del
KWF Investors II, LLC	Del/CA
KWF Investors III, LLC	Del
KWF Investors IV, LLC	Del/CA
KWF Investors V, LLC	Del/CA
KWF Manager I, LLC	Del
KWF Manager II, LLC	Del/CA
KWF Manager III, LLC	De
KWF Manager IV, LLC	Del/CA
KWF Manager V, LLC	Del/CA
KWF Manager VI, LLC	Del
KWF Real Estate Venture I, L.P.	Del
KWF Real Estate Venture II, L.P.	Del
KWF Real Estate Venture III, L.P.	Del
KWF Real Estate Venture IV, L.P.	Del/CA
KWF Real Estate Venture V, LP	Del/CA
KWF Real Estate Venture VI, LLC	Del
KWI 1901 Newport Plaza General Partner LLC	Del
KWI 1901 Newport Plaza, LP	Del/CA
KWI America Multifamily, LLC	Del
KWI Ashford Westchase Buildings General Partner LLC	Del/TX
KWI Ashford Westchase Buildings, LP	Del
KWI Briarcroft Building, LP	Del/TX
KWI Briarcroft General Partner LLC	Del/TX
KWI Continental Building, LP	Del
KWI Continental General Partner LLC	Del/TX
KWI Property Fund I, LP	Del
KW-MSK Anaheim LLC	Del
KWP Fairways GP, Inc.	TX
KWP Financial	CA

Subsidiary	Incorp.
KWP Financial I	CA
KWP Financial IX, Inc.	CA
KWP Financial X, Inc. (formerly NLS187 Corp)	CA
KWP REO	Del
KWP Servicer, LLC	Del
MDR Partners LLC	Del
Mercury 149,LLC	Del
Meyers Research, LLC	Del/CA
Mokuleia Farrington Shores, LLC	Hawaii/Del
Mokuleia Shores Holder LLC	Hawaii
North Shores Water Company LLC	Hawaii/CA
Northwest Louisiana Community Development Fund I, LLC	Del
NWLACDFI - Centenary LLC	Del
NWLACDFI - Riverscape, LLC	Del
NWLACDFI - Village Square, LLC	Del
One Baxter Way, LP	Del
Pacifica East Coast Partners, LLC	Del
Pacifica Partners, LLC (aka KW Pacifica Partners LLC in CA)	Del/CA
Pacifica West Coast Partners, LLC	CA
Panako LLC	Del
Plum Canyon Investment Corp	CA
Plum Canyon Investments, LLC	CA
RCTW 75 Corp	CA
RCTW 75 Executives, LLC	CA
RCTW 75 LLC	CA
Santa Maria Land Partners Executives, LLC	CA
Santa Maria Land Partners Manager, LLC	Del
Santa Maria Land Partners, LLC	Del/CA
SG KW Venture I Executives, LLC	Del
SG Venture I LLC	Del
SG Venture I Manager, LLC	Del
SJ Real Estate 360 Investment, LLC	Del/CA
SJ Real Estate Investors, LLC	Del/CA
SJ Real Estate Manager, LLC	Del/CA
SJ Real Estate Partners, LLC	Del/CA
Sunrise Property Associates, LLC	Del/CA
SV Investment East Coast Partners, LLC	Del/CA
SV Investment Group Partners Manager, LLC	Del/CA
SV Investment Group Partners, LLC	Del/CA
SV investment West Coast Partners, LLC	Del/CA
The Mercury Homes, LLC	Del
Timmitch, LLC	Del
WDC Babcock Fairways, LLC	Del
Windscape Village LLC (formerly VSFVLLLC)	CA